UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-20095 (Commission File Number)	75-2642488 (I.R.S. Employer Identification Number)

3890 West Northwest Highway
Suite 500
Dallas, Texas 75220
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

     (c) Exhibits

The following exhibits are furnished as a part of this Current Report on Form 8-K:

99.1	Press Release of Atrium Companies, Inc. dated August 4, 2004

99.2	Transcript from Atrium Companies, Inc. second quarter earnings conference call held on August 6, 2004

Item 12. Results of Operations and Financial Condition

     On August 4, 2004, Atrium Companies Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2004. A copy of this press release is attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The Company held a conference call on August 6, 2004 discussing their financial results for the second quarter ended June 30, 2004. A copy of the transcript from this call is attached as exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.
By:	/s/ Eric W. Long
Eric W. Long
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 13, 2004

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release of Atrium Companies, Inc. dated August 4, 2004

99.2	Transcript from Atrium Companies, Inc. second quarter earnings conference call held on August 6, 2004